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                                                                 EXHIBIT 10.44

                            TOYOTA DEALER AGREEMENT

This is an Agreement between Southeast Toyota Distributors, Inc.
(DISTRIBUTOR), and Jay Automotive Group II, Inc. (DEALER), a(n) [ ] individual, [ ] partnership, [X] corporation. If a corporation, DEALER is duly incorporated in the State of Georgia and doing business as Jay Toyota.


                   PURPOSES AND OBJECTIVES OF THIS AGREEMENT

DISTRIBUTOR sells Toyota Products which are manufactured or approved by Toyota Motor Corporation (FACTORY) and imported and/or sold to DISTRIBUTOR by Toyota Motor Sales, U.S.A., Inc. (IMPORTER). It is of vital importance to DISTRIBUTOR that Toyota Products are sold and serviced in a manner which promotes consumer confidence and satisfaction and leads to increased product acceptance. Accordingly, DISTRIBUTOR has established a network of authorized Toyota dealers, operating at approved locations and pursuant to certain standards, to sell and service Toyota Products. DEALER desires to become one of DISTRIBUTOR's authorized dealers. Based upon the representations and promises of DEALER, set forth herein, DISTRIBUTOR agrees to appoint DEALER as an authorized Toyota dealer and welcomes DEALER to DISTRIBUTOR's network of authorized dealers of Toyota Products.

This Agreement sets forth the rights and responsibilities of DISTRIBUTOR as seller and DEALER as buyer of Toyota Products. DISTRIBUTOR enters into this Agreement in reliance upon DEALER's integrity, ability, assurance of personal services, expressed intention to deal fairly with the consuming public and with DISTRIBUTOR, and promise to adhere to the terms and conditions herein. Likewise, DEALER enters into this Agreement in reliance upon DISTRIBUTOR's promise to adhere to the terms and conditions herein. DISTRIBUTOR and DEALER shall refrain from conduct which may be detrimental to or adversely reflect upon the reputation of the FACTORY, IMPORTER, DISTRIBUTOR, DEALER or Toyota Products in general. The parties acknowledge that the success of the relationship between DISTRIBUTOR and DEALER depends upon the mutual understanding and cooperation of both DISTRIBUTOR and DEALER.

Dealer Code 10085

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I.   RIGHTS GRANTED TO THE DEALER

     Subject to the terms of this Agreement, DISTRIBUTOR hereby grants DEALER the non-exclusive right:

     A. To buy and resell the Toyota Products identified in the Toyota Product Addendum hereto which may be periodically revised by IMPORTER;

     B. To identify itself as an authorized Toyota dealer utilizing approved signage at the location(s) approved herein;

     C. To use the name Toyota and the Toyota Marks in the advertising, promotion, sale and servicing of Toyota Products in the manner herein provided.

     DISTRIBUTOR reserves the unrestricted right to sell Toyota Products and to grant the privilege of using the name Toyota or the Toyota Marks to other dealers or entities, wherever they may be located.

II.  RESPONSIBILITIES ACCEPTED BY THE DEALER

     DEALER accepts its appointment as an authorized Toyota dealer and agrees to:

     A. Sell and promote Toyota Products subject to the terms and conditions of this Agreement;

     B. Service Toyota Products subject to the terms and conditions of this Agreement;

     C. Establish and maintain satisfactory dealership facilities at the location(s) set forth herein; and

     D. Make all payments to DISTRIBUTOR when due.

III. TERM OF AGREEMENT

     This Agreement is effective this 13th day of December, 1995, and shall continue for a period of (21) Months, and shall expire on September 12, 1997, unless ended earlier by mutual agreement or terminated as provided herein. This Agreement may not be continued beyond its expiration date except by written consent of DISTRIBUTOR and IMPORTER.

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IV.  OWNERSHIP OF DEALERSHIP

     This Agreement is a personal service Agreement and has been entered into by DISTRIBUTOR in reliance upon and in consideration of DEALER'S representation that only the following named persons are the Owners of DEALER, that such persons will serve in the capacities indicated, and that such persons are committed to achieving the purposes, goals and commitments of this Agreement:

          OWNERS'                                                PERCENT OF
           NAMES                     TITLE                        OWNERSHIP

James G. Stelzenmuller, III        PRES DLRPR                        0.0%

T. Leroy Lynn                      GM                                0.0%
Holding Company
Jay Automotive Group, Inc.                                         100.0%



V.   MANAGEMENT OF DEALERSHIP

     DISTRIBUTOR and DEALER agree that the retention of qualified management is of critical importance to satisfy the commitments made by DEALER in this Agreement. DISTRIBUTOR, therefore, enters into this Agreement in reliance upon DEALER's representation that T. Leroy Lynn, and no other person, will exercise the function of General Manager, be in complete charge of DEALER's operations, and will have authority to make all decisions on behalf of DEALER with respect to DEALER's operations. DEALER further agrees that the General Manager shall devote his or her full efforts to DEALER's operations.

VI.  CHANGE IN MANAGEMENT OR OWNERSHIP

     This is a personal service contract. DISTRIBUTOR has entered into this Agreement because DEALER has represented to DISTRIBUTOR that the Owners and General Manager of DEALER identified herein possess the personal qualifications, skill and commitment necessary to ensure that DEALER will promote, sell and service Toyota Products in the most effective manner, enhance the Toyota image and increase market acceptance of Toyota Products. Because DISTRIBUTOR has entered into this Agreement in reliance upon these representations and DEALER's assurances of the active involvement of such persons in DEALER operations, any change in ownership, no matter what the share or relationship between parties, or any changes in General Manager from the person specified herein, requires the prior written consent of DISTRIBUTOR, which DISTRIBUTOR shall not unreasonably withhold.



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       DEALER agrees that factors which would make DISTRIBUTOR's withholding of consent reasonable would include, without limitation, the failure of a new Owner or General Manager to meet DISTRIBUTOR's standards with regard to financial capability, experience and success in the automobile dealership business.

VII.   APPROVED DEALER LOCATIONS

       In order that DISTRIBUTOR may establish and maintain an effective network of authorized Toyota dealers, DEALER agrees that it shall conduct its Toyota operation only and exclusively in facilities and at locations herein designated and approved by DISTRIBUTOR. DISTRIBUTOR hereby designates and approves the following facilities as the exclusive location(s) for the sale and servicing of Toyota Products and the display of Toyota Marks:

       New Vehicle Sales and Showroom     Used Vehicle Display and Sales
        1801 Box Road                      1801 Box Road
        Columbus, GA 31906                 Columbus, GA 31906

       Sales and General Office           Body and Paint
        Same as above                      Same as above


       Parts                              Service
        Same as above                      Same as above


       Other Facilities
        Storage
        Same as above

       DEALER may not, either directly or indirectly, display Toyota Marks or establish or conduct any dealership operations contemplated by this Agreement, including the display, sale and servicing of Toyota Products, at any location or facility other than those approved herein without the prior written consent of DISTRIBUTOR. DEALER may not modify or change the usage or function of any location or facility approved herein or otherwise utilize such locations or facilities for any functions other than the approved function(s) without the prior written consent of DISTRIBUTOR.


VIII.  PRIMARY MARKET AREA

       DISTRIBUTOR will assign DEALER a geographic area called a Primary Market Area ("PMA"). The PMA is used by DISTRIBUTOR to evaluate DEALER's performance of its obligations,


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     among other things. DEALER agrees that it has no exclusive right to any such PMA. DISTRIBUTOR may add new dealers, relocate dealers, or adjust DEALER's PMA as it reasonably determines is necessary. DEALER's PMA is set forth on the PMA Addendum hereto.

     Nothing contained in this Agreement, with the exception of Section XIV(B), shall limit or be construed to limit the geographical area in which, or the persons to whom, DEALER may sell or promote the sale of Toyota products.

IX.  STANDARD PROVISIONS

     The "Toyota Dealer Agreement Standard Provisions" are incorporated herein and made part of this Agreement as if fully set forth herein.

X.   ADDITIONAL PROVISIONS

     In consideration of DISTRIBUTOR's agreement to appoint DEALER as an authorized Toyota dealer, DEALER further agrees:

     1)   Holding Company
          ---------------

          Dealer agrees:

          a) That the current ownership of the outstanding stock of Jay Automotive Group, Inc., Columbus, Georgia, is by the following person(s) in the percentage(s) shown:

             Name                           % Ownership
             ----                           -----------
             Jay Stelzenmuller, III         100.0%

          b) That Jay Automotive Group, Inc. shall solely be engaged in automotive-related endeavors.

          c) That any changes in ownership of said corporation without the prior written approval of Southeast Toyota Distributors, Inc. and Toyota Motor Sales, U.S.A., Inc. will void this Toyota Dealer Agreement entered into between Southeast Toyota Distributors, Inc. and Jay Toyota.

          d) That T. Leroy Lynn is currently exercising the functions of General Manager of Jay Toyota and, that T. Leroy Lynn shall continue to exercise the functions of General Manager of Jay Toyota and, that no changes in General Manager shall be made without the prior written approval of Southeast Toyota Distributors, Inc. and Toyota Motor Sales, U.S.A., Inc.

          e) That capital funds will not be transferred from this corporation to other corporations owned or controlled by Jay Automotive Group, Inc. that may be reasonably considered by Southeast Toyota Distributors, Inc. to be detrimental to the capital structure of the Toyota dealership.

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XI.    EXECUTION OF AGREEMENT

       Notwithstanding any other provision herein, the parties to this Agreement, DISTRIBUTOR and DEALER, agree that this Agreement shall be valid and binding only if it is signed:

       A.  On behalf of DEALER by a duly authorized person;

       B. On behalf of DISTRIBUTOR by the President and/or an authorized General Manager, if any, of DISTRIBUTOR; and

       C. On behalf of IMPORTER, solely in connection with its limited undertaking herein, by President of IMPORTER.

XII.   CERTIFICATION

       By their signatures hereto, the parties agree that they have read and understand this Agreement, including the Standard Provisions incorporated herein, are committed to its purposes and objectives and agree to abide by all of its terms and conditions.

       Jay Automotive Group, Inc. d/b/a Jay Toyota                    DEALER
       ---------------------------------------------------------------
                              (Dealer Entity Name)

       Date: 7/19/95  By: /s/ James G. Stelzenmuller, III          President
       ---------------------------------------------------------------------
                                        Signature                     Title

       Date:          By:
       ---------------------------------------------------------------------
                                        Signature                     Title


       Date:          By:
       ---------------------------------------------------------------------
                                        Signature                     Title

       Southeast Toyota Distributors, Inc.                       DISTRIBUTOR
       ----------------------------------------------------------
                                (Distributor Name)

       Date: 11/22/95  By: /s/ John Williams, Jr.            General Manager
       ---------------------------------------------------------------------
                                        Signature                     Title

                               John Williams, Jr.

       Date:           By:
       ---------------------------------------------------------------------
                                        Signature                     Title



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Undertaking by IMPORTER: In the event of termination of this Agreement by virtue of termination or expiration of DISTRIBUTOR's contract with IMPORTER, IMPORTER, through its designee, will offer DEALER a new agreement of no less than one year's duration and containing the terms of the Toyota Dealer Agreement then prescribed by IMPORTER.


                        TOYOTA MOTOR SALES, U.S.A., INC.


Date: Dec 13, 1995   By: /s/ Shinji Sakai      President
      ------------       -----------------------------------
                             Signature           Title
                             Shinji Sakai



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                                                                  Exhibit 7-1A

                      EXTENSION OF TOYOTA DEALER AGREEMENT

                      Jay Automotive Group II, Inc. d/b/a
Agreement by and between   Jay Toyota                        , located at
                          -----------------------------------
                                      (Dealer)

1801 Box Road                             Columbus, Georgia
--------------------------------------------------------------------------------
  (Address)                                 (City, State)

a (an) [ ] Individual [ ] Partnership [X] Corporation, hereinafter called DEALER, and Southeast Toyota Distributors, Inc., hereinafter called DISTRIBUTOR.
            -----------------------------------
                      (Distributor)

WHEREAS DEALER entered into a Toyota Dealer Agreement for the sale and service of new Toyota vehicles and parts, options and accessories therefor, which
Agreement is dated December 13, 1995,   which expires on   January 12, 1998.
                   ------------------                    -------------------

NOW, THEREFORE, in consideration of the mutual covenants of the parties, and other good and valuable consideration, DEALER and DISTRIBUTOR agree as follows:

(1) The Toyota Dealer Agreement entered into between DEALER and DISTRIBUTOR for the sale and service of vehicles and parts and accessories therefor,
     dated   December 13, 1995,   will continue in effect for an additional
           ---------------------
     period of   Six (6)   months beyond the effective date of termination of
               -----------
     said Agreement set forth above, or until    July 12, 1998,   and on which
                                               ------------------
     date said Agreement will terminate automatically without notice to or by either party, unless required by law.

(2) All other terms and provisions of the aforesaid Toyota Dealer Agreement remain in full force and effect and constitute a part of this Agreement as it is set forth at length herein.

(3) This Agreement does not obligate DISTRIBUTOR to grant any further extension of the aforesaid Toyota Dealer Agreement.

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         Jay Automotive, Group II, Inc. d/b/a Jay Toyota                , DEALER
------------------------------------------------------------------------
                         (Dealer Entity Name)

Date:  1/23/98   By: /s/ James G. Stelzenmuller, III              President
     -----------    ----------------------------------------- ------------------
                                  (Signature)                       (Title)

Date:            By:
     -----------    ----------------------------------------- ------------------
                                  (Signature)                       (Title)

               Southeast Toyota Distributors, Inc.                 , DISTRIBUTOR
-------------------------------------------------------------------
                    (Distributor Name)

Date:            By:                                            General Manager
     -----------    ----------------------------------------- ------------------
                                  (Signature)                       (Title)
                               John Williams, Jr.

APPROVED:                TOYOTA MOTOR SALES, U.S.A., INC.

Date:            By:                                                President
     -----------    ----------------------------------------- ------------------
                                  (Signature)                       (Title)
                                Yoshio Ishizaka